UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2013

PEREGRINE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-35623	86-0652659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9380 Carroll Park Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 731-9400

______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 14, 2013, representatives of the U.S. Department of Homeland Security (DHS) executed a federal search warrant at Peregrine’s San Diego facilities in connection with alleged violations of export and temporary import licensing requirements related to certain products sold in the aerospace market. Peregrine is cooperating fully with the DHS officials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEREGRINE SEMICONDUCTOR CORPORATION
Date: November 15, 2013	/s/ Jay Biskupski
Jay Biskupski Chief Financial Officer